EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts", and to the use of our report dated January 17, 2002 in Post-Effective Amendment of No. 26 to the Registration Statement (Form S-20 No. 2-69458) and related Prospectus of Canadian Derivatives Clearing Corporation.


                                                      /s/ Ernst & Young LLP

Toronto, Canada
March 31, 2004                                        Chartered Accountants